Exhibit 10.1
                                                                    ------------



                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                                   DATED AS OF

                                 AUGUST 5, 2005

                                      AMONG

                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 AS THE COMPANY,

                        KINDER MORGAN OPERATING L.P. "B",
                           AS THE SUBSIDIARY BORROWER,

                            THE LENDERS PARTY HERETO,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                            AS ADMINISTRATIVE AGENT,

                                 CITIBANK, N.A.
                                       AND
                           JPMORGAN CHASE BANK, N.A.,
                          AS THE CO-SYNDICATION AGENTS
                                       AND
                         THE ROYAL BANK OF SCOTLAND PLC
                                       AND
                               BARCLAYS BANK PLC,
                         AS THE CO-DOCUMENTATION AGENTS
                                       AND
                          WACHOVIA CAPITAL MARKETS, LLC
                                       AND
                         CITIGROUP GLOBAL MARKETS, INC.,
                             AS JOINT LEAD ARRANGERS
                                       AND
                         WACHOVIA CAPITAL MARKETS, LLC,
                         CITIGROUP GLOBAL MARKETS, INC.,
                                       AND
                          J.P. MORGAN SECURITIES INC.,
                             AS JOINT BOOK MANAGERS

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


            THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of October 28, 2005 is among:

            (a)  Kinder  Morgan  Energy  Partners,   L.P.,  a  Delaware  limited
partnership (the "Company");

            (b) Kinder Morgan Operating L.P. "B", a Delaware limited partnership (the "Subsidiary Borrower");

            (c) the banks and other financial institutions listed on the signature pages hereof under the caption "Lender" (collectively, the "Lenders");

            (d)  Wachovia  Bank,  National   Association,   a  national  banking
association, individually as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent");

            (e) Citibank, N.A., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents (the "Co-Syndication Agents"); and

            The  Royal  Bank  of  Scotland   plc,  and  Barclays  Bank  PLC,  as
Co-Documentation Agents (the "Co-Documentation Agents").

                              PRELIMINARY STATEMENT

            The Company, the Subsidiary Borrower, the Lenders, the Administrative Agent, the Co-Syndication Agents, and the Co-Documentation Agents, have entered into a Credit Agreement dated as of August 5, 2005, (as amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Lenders, and the Administrative Agent hereby agree as follows:

            SECTION 1.  Amendment  to Section  2.12(d) of the Credit  Agreement.
Section 2.12(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "The Company agrees to pay to the Administrative Agent for the account of each Lender at all times when the aggregate outstanding principal amount of the Committed Loans plus the LC Exposure plus the aggregate principal amount of outstanding Competitive Loans and the Swingline Exposure is greater than 50% of the Commitments a utilization fee (the "Utilization Fee") computed at the Utilization Fee Rate on the daily amount of the Committed Credit Exposure of such Lender. Accrued Utilization Fees shall be paid in arrears on the last day of March, June September and December of Each year, commencing September 30, 2005, and on the date the Loans are paid in full. All Utilization Fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day)."

            SECTION  2.  Amendment  to  Section  6.01 of the  Credit  Agreement.
Section 6.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end of Section 6.01(b), adding the word "and" at the end of Section 6.01(c) and adding the following new subsection (d):

            "(d) Liens in favor of Chevron U.S.A., Inc. granted by Kinder Morgan Louisiana Pipeline Holding, LLC (the "Grantor"), for the benefit of the Grantees (as defined in the Purchase Option Agreement dated on or about October 31, 2005 by and among the Grantor and the Grantees) and securing the Grantor's obligations thereunder."

            SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when the Company, the Subsidiary Borrower and all of the Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.

            SECTION 4. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Lenders, that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement (other than the representation set forth in Section 4.07(c)) and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the date hereof (unless any such representation and warranty expressly relates to an earlier date in which event such representation and warranty is true and correct as of such date); and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

            SECTION 5. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

            (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

            (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 7. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

            SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 9. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.


                             KINDER MORGAN ENERGY PARTNERS, L.P.,
                             as the Company

                                By:     Kinder Morgan G.P., Inc.,
                                        its General Partner

                                By:     Kinder Morgan Management, LLC,
                                        its Delegate


                                        By:     /s/ Joseph Listengart
                                                -----------------------------
                                        Name:   Joseph Listengart
                                        Title:  Vice President

                              KINDER MORGAN OPERATING L.P. "B",
                              as the Subsidiary Borrower

                                By:     Kinder Morgan G.P., Inc.,
                                        its General Partner

                                By:     Kinder Morgan Management, LLC,
                                        its Delegate


                                        By:     /s/ Joseph Listengart
                                                -----------------------------
                                        Name:   Joseph Listengart
                                        Title:  Vice President

                              WACHOVIA BANK, NATIONAL
                              ASSOCIATION, as the Administrative Agent and as a Lender



                              By:       /s/ Shannan Townsend
                                        --------------------------------------
                              Name:     Shannan Townsend
                              Title:    Director

                              CITIBANK, N.A.,
                              as a Co-Syndication Agent and as a Lender



                              By:       /s/ Simon D. Walker
                                        --------------------------------------
                              Name:     Simon D. Walker
                              Title:    Attorney-In-Fact

                              JPMORGAN CHASE BANK, N.A.
                              as a Co-Syndication Agent and as a Lender



                              By:       /s/ Dianne L. Russell
                                        --------------------------------------
                              Name:     Dianne L. Russell
                              Title:    Vice President

                              THE ROYAL BANK OF SCOTLAND plc,
                              as a Co-Documentation Agent and as a Lender



                              By:       /s/ Matthew Main
                                        --------------------------------------
                              Name:     Matthew Main
                              Title:    Managing Director

                              BARCLAYS BANK PLC,
                              as a Co-Documentation Agent and as a Lender



                              By:       /s/ Nicholas A. Bell
                                        --------------------------------------
                              Name:     Nicholas A. Bell
                              Title:    Director

                              THE BANK OF TOKOYO-MITSUBISHI, LTD.,
                              HOUSTON AGENCY



                              By:       /s/ John McGhee
                                        --------------------------------------
                              Name:     John McGhee
                              Title:    Vice President & Manager

                              SUNTRUST BANK



                              By:       /s/ Joseph M. McCreery
                                        -------------------------------------
                              Name:     Joseph M. McCreery
                              Title:    Vice President

                              HARRIS NESBITT FINANCING, INC.



                              By:       /s/ Cahal B. Carmody
                                        -------------------------------------
                              Name:     Cahal B. Carmody
                              Title:    Vice President

                              WILLIAM STREET COMMITMENT CORPORATION
                              (Recourse only to assets of William Street
                              Commitment Corporation)



                              By:       /s/ Mark Walton
                                        -------------------------------------
                              Name:     Mark Walton
                              Title:    Assistant Vice President

                              SUMITOMO MITSUI BANKING CORPORATION



                              By:       /s/ William M. Ginn
                                        -------------------------------------
                              Name:     William M. Ginn
                              Title:    General Manager

                              COMMERZBANK AG,
                              NEW YORK AND GRAND CAYMAN BRANCHES



                              By:       /s/ Andrew Campbell
                                        -------------------------------------
                                        Andrew Campbell
                                        Senior Vice President


                              By:       /s/ Barbara Stacks
                                        ------------------------------------
                                        Barbara Stacks
                                        Assistant Vice President

                              LEHMAN BROTHERS BANK, FSB


                              By:       /s/ Janine M. Shugan
                                        -------------------------------------
                              Name:     Janine M. Shugan
                              Title:    Authorized Signatory

                              CALYON, NEW YORK BRANCH



                              By:       /s/ Bertrand Cord'homme
                                        -------------------------------------
                              Name:     Bertrand Cord'homme
                              Title:    Director



                              By:       /s/ Michael Willis
                                        -------------------------------------
                              Name:     Michael Willis
                              Title:    Vice President

                              DEUTSCHE BANK AG NEW YORK BRANCH



                              By:       /s/ Rainer Meier
                                        -------------------------------------
                              Name:     Rainer Meier
                              Title:    Assistant Vice President



                              By:       /s/ Marcus Tarkington
                                        -------------------------------------
                              Name:     Marcus Tarkington
                              Title:    Director

                              UBS LOAN FINANCE LLC



                              By:       /s/ Joselin Fernandes
                                        ------------------------------------
                              Name:     Joselin Fernandes
                              Title:    Associate Director Banking Products
                                        Services, US




                               By:      /s/ Doris Mesa
                                        -------------------------------------
                               Name:    Doris Mesa
                               Title:   Associate Director Banking Products
                                        Services, US

                              BANK OF AMERICA, N.A.



                              By:       /s/ Gregory B. Hanson
                                        -------------------------------------
                              Name:     Gregory B. Hanson
                              Title:    Vice President

                              MERRILL LYNCH BANK USA



                              By:       /s/ Louis Alder
                                        ------------------------------------
                              Name:     Louis Alder
                              Title:    Director

                              CREDIT SUISSE, Cayman Islands Branch



                              By:       /s/ Vanessa Gomez
                                        ------------------------------------
                              Name:     Vanessa Gomez
                              Title:    Vice President



                              By:       /s/ Nupur Kumar
                                        ------------------------------------
                              Name:     Nupur Kumar
                              Title:    Associate

                              WELLS FARGO BANK TEXAS, N.A.



                              By:       /s/ Stephanie B. Casas
                                        ------------------------------------
                              Name:     Stephanie B. Casas
                              Title:    VP